Exhibit 10.6

3500 de Maisonneuve West Suite 1650 2 Place Alexis Nihon Montreal, Quebec H3Z 3C1 CANADA Office: (514) 871-2222 Fax: (514) 871-8561

October 17, 2007
Mr. Rory Olson
8 Radisson
Dollard des Ormeaux, Quebec
H9A 3K6
Dear Sir:
We hereby confirm that the Employment Agreement dated June 26, 2006 between yourself and Neutron Enterprises, Inc. is amended, effective October 1, 2007, such that you will receive from Neutron Enterprises Inc. and/or any of its subsidiaries, in addition to any other remuneration and entitlement payable to you pursuant to the said agreement, an annual salary in the amount of THREE HUNDRED THOUSAND DOLLARS ($300,000.00 CDN), payable on a semi-monthly basis, from which shall be deducted all appropriate deductions at source.
Please confirm your agreement by returning to us a signed duplicate copy of this letter.
Yours very truly,

NEUTRON ENTERPRISES, INC.

PER:	/s/ Mitchell Rosen

I hereby agree to the foregoing.

/s/ Rory Olson

RORY OLSON

3500 de Maisonneuve West • Suite 1650 • 2 Place Alexis Nihon • Montréal, Québec CANADA • H3Z 3C1
Office (514) 871-2222 • Fax (514) 871-8561